U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 30, 2009

NUCLEAR SOLUTIONS, INC.

(Exact Name of registrant as specified in its Charter)

Nevada	0-31959	88-0433815
(State of Incorporation)	Commission File No.	(IRS Employer
Identification No.)

5505 Connecticut Ave., N.W. Ste.191, Washington,D.C.	20015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number,(202)   787 -  1951

(Registrant’s former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On June 30, 2009, Schrader & Associates Defined Benefit Plan (“Schrader”) exercised an option to purchase an additional One Million Five Hundred Thousand (1,500,000) common shares of Fuel Frontiers, Inc., which represents Five (5.0%) percent of the issued and outstanding common stock of Fuel Frontiers, Inc. The Company sold these shares to Schrader for One Hundred Seventy-five Thousand ($175,000) Dollars.

For transaction background details see the Current Report on Form 8-K filed on June 17, 2009.

Item 9.01	Financial Statements and Exhibits

(c) Index to Exhibits.

Exhibit Number	Description

10.0*	Stock Purchase Agreement dated June 12, 2009
10.1*	Stock Option Agreement dated June 12, 2009

*Previously filed on Current Report Form 8-K June 17, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuclear Solutions, Inc.

Dated: July 1, 2009	/s/ Patrick HerdaTitle
By: Patrick HerdaTitle: President